Exhibit 10.6

NON-LIBOR-BASED ALTERNATE CURRENCY AMENDMENT AND SECOND

AMENDMENT TO CREDIT AGREEMENT

NON-LIBOR-BASED ALTERNATE CURRENCY AMENDMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 3, 2014, to the Credit Agreement referred to below. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional Domestic Dollar Revolving Loan Borrower, each additional Alternate Currency Revolving Loan Borrower, the lenders party to the Credit Agreement, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and certain other financial institutions are parties to the Credit Agreement, dated as of November 30, 2012 (as amended, modified, and/or supplemented to, but not including, the date hereof, the “Credit Agreement”; terms used and not defined herein shall have the meaning as defined in the Credit Agreement and references to Sections, Schedules and Exhibits shall be references to the Sections, Schedules and Exhibits, as applicable, of the Credit Agreement); and

WHEREAS, the Corporation has delivered to the Administrative Agent an Election to Become an Alternate Currency Revolving Loan Borrower pursuant to Section 6.03(i) of the Credit Agreement, pursuant to which Companhia Palmares Hotéis e Turismo (the “New Alternate Currency Revolving Loan Borrower”), a corporation incorporated under the laws of Brazil, will become an Alternate Currency Revolving Loan Borrower under a newly created Alternate Currency Revolving Loan Sub-Commitment consisting of an Alternate Currency Revolving Loan Sub-Tranche (the “Brazilian Reais Revolving Loan Sub-Commitment”) available in Brazilian Reais, the freely transferable lawful money of Brazil (“Brazilian Reais”);

WHEREAS, JPMORGAN CHASE BANK, N.A., in its capacity as a Lender under the Credit Agreement, has agreed to reallocate a portion of its Primary Alternate Currency Revolving Loan Sub-Commitment in an amount of $20,000,000 as a Domestic Dollar Revolving Loan Sub-Commitment and, immediately after giving effect to such reallocation, reallocate such Domestic Dollar Revolving Loan Sub-Commitment as an Alternate Currency Revolving Loan Sub-Commitment and, in connection with such reallocation, create an Other Permitted Non-LIBOR-Based Alternate Currency Revolving Loan Sub-Commitment consisting of the Brazilian Reais Revolving Loan Sub-Commitment in an amount of $20,000,000, it being understood that pursuant to Section 13.14 of the Credit Agreement, any Loans under the Brazilian Reais Revolving Loan Sub-Commitment shall be made for the account of Banco J.P. Morgan S.A.;

WHEREAS, this Amendment shall constitute a Non-Libor Based Alternate Currency Amendment (as defined in Section 13.12(h) of the Credit Agreement) and, together with each “Cédula de Crédito Bancário” executed from time to time (each, a “Bank Credit Bill”), substantially in the form attached hereto as Exhibit A, by and between Banco J.P. Morgan S.A.

and the New Alternate Currency Revolving Loan Borrower, shall set forth certain terms of the Brazilian Reais Revolving Loan Sub-Commitment, it being understood that there shall be no duplication of obligations set forth under the Credit Agreement with any obligations set forth under any Bank Credit Bill;

WHEREAS, the Required Lenders, the Corporation and the other Borrowers, have agreed to amend the definition of “Other Permitted Non-Libor Based Alternate Currency” to include Brazilian Reais in the definition thereof and to make certain other amendments to the Credit Agreement;

WHEREAS, subject to the terms and conditions of this Amendment, the Corporation, the other Borrowers, JPMORGAN CHASE BANK, N.A., in its capacity as a Lender under the Credit Agreement and the Administrative Agent, and the Required Lenders, pursuant to Section 13.12(a), 13.12(e) and 13.12(h), agree as follows.

NOW, THEREFORE, it is agreed:

PART I. Creation of Brazilian Reais Revolving Loan Sub-Commitment.

A. JPMORGAN CHASE BANK, N.A., in its capacity as a Lender under the Credit Agreement, hereby, pursuant to Section 13.12(e)(II), reallocates a portion of its Primary Alternate Currency Revolving Loan Sub-Commitment in an amount of $20,000,000 as a Domestic Dollar Revolving Loan Sub-Commitment, and, immediately after giving effect to such reallocation and pursuant to Section 13.12(e)(I), reallocates such Domestic Dollar Revolving Loan Sub-Commitment as an Alternate Currency Revolving Loan Sub-Commitment and, in connection with such reallocation and pursuant to Section 13.12(h), creates an Other Permitted Non-LIBOR-Based Alternate Currency Revolving Loan Sub-Commitment consisting of the Brazilian Reais Revolving Loan Sub-Commitment (as defined below) in an amount of $20,000,000.

B. Schedule I-B of the Credit Agreement is hereby amended by (i) reducing the amount opposite the name of JPMORGAN CHASE BANK, N.A. under “Primary Alternate Currency Lenders” from $70,000,000 to $50,000,000 and (ii) adding an additional row at the bottom thereof as follows:

Brazilian Reais Alternate Currency Lenders	Brazilian Reais Revolving Loan Sub-Commitments
JPMORGAN CHASE BANK, N.A.	$20,000,000.00

PART II. Amendments to Credit Agreement

A. Section 11.01 of the Credit Agreement is hereby amended by adding the words “Brazilian Reais and” in the definition of “Other Permitted Non-LIBOR Based Alternate Currency” after “shall mean,”.

B. Section 11.01 of the Credit Agreement is hereby amended by adding the following definition of “BBSY Rate” in the appropriate alphabetical order:

“BBSY Rate” shall mean, with respect to any Australian Dollar Revolving Loan for any Interest Period, the rate per annum for deposits in Australian Dollars for a period equal to or that most closely approximates the duration of such Interest Period which appears on Reuters screen BBSY (or such other page(s) as may replace that page as determined by the Administrative Agent) as of 10:15 a.m., Sydney time, on the date which is two Business Days prior to the commencement of the respective Interest Period.

C. Section 11.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of clause (i) in the definition of “Minimum Borrowing Amount”:

“provided that, in the case of a Borrowing of Brazilian Reais Revolving Loans, the Minimum Borrowing Amount shall be the Non-LIBOR-Based Alternate Currency Equivalent of $2,000,000.

D. Section 1.09(g) of the Credit Agreement is hereby amended by replacing the words “the relevant Alternate Currency LIBOR Rate for such Interest Period” with “the relevant BBSY Rate for such Interest Period”.

PART III. Terms of Brazilian Reais Revolving Loan Sub-Commitment

This Amendment shall constitute a Non-Libor Based Alternate Currency Amendment (as defined in Section 13.12(h) of the Credit Agreement). For purposes of the Credit Agreement, the following definitions in Section 11.01 and Section, as such definitions and Section relate to the Brazilian Reais Revolving Loan Sub-Commitment, shall be modified as follows:

“Alternate Currency Non-LIBOR Rate” shall mean with respect to any Brazilian Reais Revolving Loan, the CDI Rate.

“Brazilian Reais” shall mean the freely transferable lawful money of Brazil (expressed in Brazilian Reais).

“Brazilian Reais Revolving Loan” shall mean each Alternate Currency Revolving Loan under the Brazilian Reais Revolving Loan Sub-Commitment at the time of the incurrence thereof.

“Brazilian Reais Revolving Loan Sub-Commitment” shall mean, as to any Alternate Currency RL Lender, the amount, if any, set forth opposite such Alternate Currency RL Lender’s name in Schedule I-B directly below the column entitled “Brazilian Reais Revolving Loan Sub-Commitment,” as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03, 10, 13.12(e)(II) and/or 13.12(f), (y) increased from time to time pursuant to Sections 1.19 and/or 13.12(e)(I) or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14, 1.20 or 13.04(b). The Brazilian Revolving Loan Sub-Commitment of each Alternate Currency RL Lender is an Other Permitted Non-LIBOR-

Based Alternate Currency Revolving Loan Sub-Commitment and a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency RL Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the sum of all other Sub-Commitments of the respective Alternate Currency RL Lender (or its respective affiliates) at such time, the Revolving Loan Commitment of such Alternate Currency RL Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

“CDI Rate” shall mean the daily average rate of the DI – Depósitos Interfinanceiros of one day, “over extra-grupo”, expressed in the form of percentage per annum, basis 252 business days, calculated and published daily by the CETIP S.A. – Mercados Organizados, at the website http://www.cetip.com.br.

“Interest Determination Date” shall mean, with respect to any Brazilian Reais Revolving Loan, such date or dates relevant to the determination of the interest rate applicable to Brazilian Reais Revolving Loans as set forth in any Bank Credit Bill (as defined in the Non-Libor Based Alternate Currency Amendment establishing the Brazilian Reais Revolving Loan Sub-Commitment).

“Interest Payment Date” shall mean, with respect to any Brazilian Reais Revolving Loan, any date on which interest payments with respect to such Brazilian Reais Revolving Loan have to be made pursuant to any Bank Credit Bill (as defined in the Non-Libor Based Alternate Currency Amendment establishing the Brazilian Reais Revolving Loan Sub-Commitment).

“Mandatory Cost”, in the case of any Obligation owing in Brazilian Reais, means the cost imputed to a Lender in complying with such reserve requirements established by any Brazilian court or governmental agency, authority, instrumentality or regulatory body in respect of Brazilian Reais or any category of liabilities which includes deposits by reference to which the interest rate on the Loans denominated in Brazilian Reais is determined, in any such case as determined in good faith by the Administrative Agent.

“Non-LIBOR-Based Alternate Currency Equivalent” shall, with respect to Brazilian Reais, mean, at any date of determination, the amount of Brazilian Reais which could be purchased with the amount of Dollars involved in such computation, determined using the Real/U.S. Dollars commercial rate, expressed as the amount of Real for conversion into U.S. Dollars as reported by the Central Bank of Brazil on the Central Bank of Brazil Data System (“SISBACEN”) on its website (which, at the date hereof, is located at http://www.bcb.gov.br) under transaction code PTAX

800 (Consultas de Câmbio or Exchanged Rate Enquiry), Option 5, “Venda” (Cotações para Contabilidade or Rates for Accounting Purposes) (or any successor screen established by the Central Bank of Brazil) (such rate, the “PTAX”) on each valuation date of the exchange rates. If the PTAX is not available, for any reason, the sale closing average quotations received from three leading Brazilian banks as selected by Banco J.P. Morgan S.A. in its sole discretion shall be applied and, in the absence of such average quotations, the Conversion Rate shall be jointly determined in good faith by the Administative Agent and the New Alternate Currency Revolving Loan Borrower.

“Non-LIBOR-Based Interest Period” shall mean with respect to any Brazilian Reais Revolving Loan, the period between an Interest Payment Date applicable to such Brazilian Reais Revolving Loan and the next Interest Payment Date applicable to such Brazilian Reais Revolving Loan.

“Payment Office” shall mean in respect of Brazilian Reais Revolving Loans, Banco J.P. Morgan S.A, Avenida Brigadeiro Faria Lima, nº 3729, 15º andar, São Paulo – SP, CEP: 04538-905, Brasil.

Any written notice pursuant to Section 4.01(i) shall be given one Business Day prior to the prepayment of Brazilian Reais Revolving Loans.

Accrued (and theretofore unpaid) interest shall be payable in respect of each Brazilian Reais Revolving Loan, on the last day of each Non-LIBOR-Based Interest Period applicable to such Brazilian Reais Revolving Loan.

PART IV. Miscellaneous Provisions.

A. The Corporation, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect after giving effect to this Amendment.

B. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Corporation represents and warrants to the Administrative Agent and the Lenders that, on the Amendment Effective Date (as defined below), (i) there shall exist no Specified Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This Amendment is limited as specified and shall not constitute a modification, novation, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document, other than as expressly set forth herein or any Bank Credit Bill. Except as expressly set forth herein or any Bank Credit Bill, this Amendment shall not operate as a waiver of any rights, powers or remedies available to the Lenders under the Credit Agreement.

Except as expressly amended by this Amendment or any Bank Credit Bill, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

D. JPMORGAN CHASE BANK, N.A. shall cause Banco J.P. Morgan S.A. to execute and deliver Bank Credit Bills, from time to time, with the New Alternate Currency Revolving Loan Borrower to evidence the Brazilian Reais Revolving Loan Sub-Commitment and the Brazilian Reais Revolving Loans made under the Credit Agreement. The terms of the Brazilian Reais Revolving Loans made under the Brazilian Reais Revolving Sub-Commitment shall be governed solely by such Bank Credit Bills, other than with respect to (i) the allocation of Commitments resulting from the Brazilian Reais Revolving Loans, which shall be governed by the Credit Agreement (as amended hereby) or (ii) the terms of the Credit Agreement (as amended hereby) that are specifically incorporated in a Bank Credit Bill. Both JPMORGAN CHASE BANK, N.A., in its own capacity and as Administrative Agent, and Banco J.P. Morgan S.A. agree that they will only pursue remedies against the New Alternate Currency Revolving Loan Borrower with respect to any Brazilian Reais Revolving Loan and any Brazilian Reais Revolving Loan Sub-Commitments to the extent explicitly provided for under the terms of a Bank Credit Bill and will not pursue remedies against the New Alternate Currency Revolving Loan Borrower under the Credit Agreement or the Guaranty provided for therein.

E. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, IT BEING UNDERSTOOD THAT NOTHING HEREIN OR IN THE CREDIT AGREEMENT SHALL BE DEEMED TO SUPERSEDE THE VENUE, CHOICE OF LAW OR JURISDICTION CLAUSE IN ANY BANK CREDIT BILL.

G. This Amendment shall become effective on the date (the “Amendment Effective Date”) when (i) the Corporation, the Required Lenders and JPMorgan Chase Bank, N.A. in its capacity as Administrative Agent and as a Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or PDF transmission) the same to the Administrative Agent (or its designee), (ii) the Corporation and the New Alternate Currency Revolving Loan Borrower shall have executed and delivered (including by way of facsimile or PDF transmission) to the Administrative Agent (or its designee) an Election to Become an Alternate Currency Revolving Loan Borrower pursuant to Section 6.03(i) pursuant to which the New Alternate Currency Revolving Loan Borrower shall become an Alternate Currency Revolving Loan Borrower and (iii) a Bank Credit Bill shall have been executed and delivered by all parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied.

H. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Amendment on the Amendment Effective Date. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor

By:	/s/ Timothy C. Fetten
	Name:	Timothy C. Fetten
	Title:	Treasurer

COMPANHIA PALMARES HOTEIS E TURISMO S.A., as New Alternate Currency Revolving Loan Borrower

By:	/s/ Horacio Giurno
	Name:	Horacio Giurno
	Title:	Diretor Financeiro

[Starwood - Second Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Chiara Carter
	Name:	Chiara Carter
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

BARCLAYS BANK PLC , as a Lender

By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

Bank of America N.A., as a Lender

By:	/s/ Roger C. Davis
	Name:	Roger C. Davis
	Title:	Senior Vice President

[Starwood - Second Amendment Signature Page]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ George Sherman
	Name:	George Sherman
	Title:	Director

[Starwood - Second Amendment Signature Page]

Citibank N.A. , as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

COMPASS BANK, as a Lender

By:	/s/ Don Byerly
	Name:	Don Byerly
	Title:	Senior Vice President

[Starwood - Second Amendment Signature Page]

Intesa Sanpaolo S.p.A., as a Lender

By:	/s/ John J. Michalisin
	Name:	John J. Michalisin
	Title:	F.V.P.

By:	/s/ Sergio Maggioni
	Name:	Sergio Maggioni
	Title:	F.V.P.

[Starwood - Second Amendment Signature Page]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Daniel Vilarelle
	Name:	Daniel Vilarelle
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

SunTrust Bank, as a Lender

By:	/s/ Johnetta Bush
	Name:	Johnetta Bush
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

Australia and New Zealand Banking Group Limited , as a Lender

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[Starwood - Second Amendment Signature Page]

Bank of China, New York Branch, as a Lender

By:	/s/ Haifeng Xu
	Name:	Haifeng Xu
	Title:	Executive Vice President

[Starwood - Second Amendment Signature Page]

Bank of Hawaii, as a lender

By:	/s/ John McKenna
	Name:	John McKenna
	Title:	Senior Vice President

[Starwood - Second Amendment Signature Page]

THE BANK OF TOKYO-MITSUBISHSI UFJ, LTD, as a lender

By:	/s/ Lawrence J. Elkins
	Name:	Lawrence J. Elkins
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

First Hawaiian Bank, as a Lender

By:	/s/ Derek Chang
	Name:	Derek Chang
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Starwood - Second Amendment Signature Page]

HSBC Bank USA, National Association , as a Lender

By:	/s/ Alan Vitulich
	Name:	Alan Vitulich
	Title:	Director

[Starwood - Second Amendment Signature Page]

MORGAN STANLEY BANK, N.A. , as a Lender

By:	/s/ Nick Zangari
	Name:	Nick Zangari
	Title:	Authorized Signatory

[Starwood - Second Amendment Signature Page]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Clifford Hoppe
	Name:	Clifford Hoppe
	Title:	Vice President

[Starwood - Second Amendment Signature Page]

Royal Bank of Canada, as a Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

[Starwood - Second Amendment Signature Page]

The Royal Bank of Scotland plc , as a Lender

By:	/s/ William McGinty
	Name:	William McGinty
	Title:	Director

[Starwood - Second Amendment Signature Page]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

[Starwood - Second Amendment Signature Page]

US Bank, National Association, as a Lender

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

[Starwood - Second Amendment Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Monahan
Mark Monahan, Senior
Vice President

[Starwood - Second Amendment Signature Page]

Banco Nacional de Mexico. S.A. Integrante de Grupo Financiero Banamex, as a Lender

By:	/s/ Eduardo Allegre Marquez
	Name:	Eduardo Allegre Marquez
	Title:	Power of Attorney

For any lender requiring a second signature line

By:	/s/ Juan Carlos Morales Iturriaga
	Name:	Juan Carlos Morales Iturriaga
	Title:	Power of Attorney

[Starwood - Second Amendment Signature Page]